UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☒           Preliminary Proxy Statement
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☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
c/o Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York  10022

June    , 2010

Dear Member:

You are cordially invited to attend a special meeting (the “Meeting”) of members (“Members”) of Rochdale Core Alternative Strategies Fund TEI LLC, a Delaware limited liability company (the “Fund”), to be held on Monday, July 12, 2010 at 10:00 a.m., New York time, at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York  10022, to consider and vote on the proposal as more fully described in the accompanying proxy statement.

The Manager entered into a sub-investment advisory agreement (the “Prior Agreement”) with AIG Global Investment Corp., a New Jersey corporation (“AIGGIC”), pursuant to which AIGGIC had investment discretion to manage the assets of Rochdale Core Alternative Strategies Master Fund LLC, a Delaware limited liability company (the “Master Fund”).  The Fund invests substantially all of its assets in the Master Fund.  Effective as of December 31, 2009, AIGGIC was merged into PineBridge Investments LLC, a Delaware limited liability company (the “Sub-Adviser”).  As a result of the merger, the Sub-Adviser assumed the rights and obligations of AIGGIC under the Prior Agreement.

On March 26, 2010, American International Group, Inc. (“AIG”) sold a portion of its investment advisory and asset management business, which includes the Sub-Adviser, to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group (“PCG”), an Asia-based private investment group (the “Transaction”).  The Transaction resulted in AIG indirectly transferring the Sub-Adviser to a subsidiary of Bridge Partners, through the direct conveyance of PineBridge Global Investments LLC, the immediate parent of the Sub-Adviser.  The business acquired by PCG has been re-branded PineBridge Investments.

The Transaction caused PineBridge Investments (and, indirectly, the Sub-Adviser) to undergo a change in control, and the Prior Agreement  to undergo an “assignment,” for purposes of the Investment Company Act of 1940 (the “1940 Act”).  This “assignment” resulted in the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act.

The Fund’s and the Master Fund’s Board of Directors (the “Board”, the members of which are referred to as “Directors”) have unanimously approved the continued retention of the Sub-Adviser as the Master Fund’s investment sub-adviser.  The Board, including all of the Directors who are not parties to the new sub-investment advisory agreement or “interested persons” of the Fund or the Master Fund (as defined in the 1940 Act) (“Independent Directors”), has approved a new sub-investment advisory agreement (the “New Agreement”) between the Sub-Adviser and the Manager, with substantively identical terms as in the Prior Agreement.  The New Agreement will become effective upon its approval by the Master Fund’s direct and indirect members (which includes the members of the Fund) and will remain in effect for a period of one year, unless terminated sooner.  The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Master Fund’s Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes members of the Fund and Rochdale Core Alternative Strategies Fund LLC), provided that, in either event, the continuance is also approved by a majority of the Master Fund’s Independent Directors.  In approving the New Agreement, the Board, among other things, considered (i) the Fund’s and the Master Fund’s historical experience with the Sub-Adviser, (ii) the Sub-Adviser’s employees remaining with the Sub-Adviser following the acquisition by PCG and (iii) that the same person who has historically managed the Master Fund’s day to day portfolio operations will continue to do so.  The Manager will continue to serve as the Master Fund’s investment adviser.

The 1940 Act requires that investment advisory agreements, including the New Agreement, be approved by a majority of the Master Fund’s outstanding voting securities (as defined in the 1940 Act).  Therefore, at the Meeting, members of the Fund will be asked to vote: (1) to approve the New Agreement, and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.  The approval of the New Agreement by a majority of the Master Fund’s outstanding voting securities (as defined in the 1940 Act) will also take into account other indirect members of the Master Fund (including investors in Rochdale Core Alternative Strategies Fund LLC).

The Directors recommend that you vote “FOR” the approval of the New Agreement. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Whether or not you plan to attend the Meeting, your vote is needed. Even if you plan to attend the Meeting, please promptly follow the instructions on the enclosed proxy card to submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage paid return envelope, by facsimile, or as a scanned email attachment.

Please call the Manager at (800) 245-9888 if you have any questions or need assistance in voting your interests.

We look forward to receiving your proxy so your interests may be voted at the Meeting or seeing you at the Meeting.

Sincerely yours,

Garrett R. D’Alessandro President

IMPORTANT INFORMATION FOR FUND MEMBERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

QUESTIONS AND ANSWERS

Q:	WHAT AM I BEING ASKED TO VOTE ON?

A:
Rochdale Investment Management LLC (the “Manager”) entered into a sub-investment advisory agreement (the “Prior Agreement”) with AIG Global Investment Corp., a New Jersey corporation (“AIGGIC”), pursuant to which AIGGIC had investment discretion to manage the assets of Rochdale Core Alternative Strategies Master Fund LLC, a Delaware limited liability company (the “Master Fund”).  Rochdale Core Alternative Strategies Fund TEI LLC, a Delaware limited liability company (the “Fund”), invests substantially all of its assets in the Master Fund.  Effective as of December 31, 2009, AIGGIC was merged into PineBridge Investments LLC, a Delaware limited liability company (the “Sub-Adviser”).  As a result of the merger, the Sub-Adviser assumed the rights and obligations of AIGGIC under the Prior Agreement.

On March 26, 2010, American International Group, Inc. (“AIG”) sold a portion of its investment advisory and asset management business, which includes the Sub-Adviser, to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group (“PCG”), an Asia-based private investment group (the “Transaction”).  The Transaction resulted in AIG indirectly transferring the Sub-Adviser to a subsidiary of Bridge Partners, through the direct conveyance of PineBridge Global Investments LLC, the immediate parent of the Sub-Adviser.  The business acquired by PCG has been re-branded PineBridge Investments.

The Transaction caused PineBridge Investments (and, indirectly, the Sub-Adviser) to undergo a change in control, and the Prior Agreement  to undergo an “assignment,” for purposes of the Investment Company Act of 1940 (the “1940 Act”).  This “assignment” resulted in the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act.

The Fund’s and the Master Fund’s Board of Directors (the “Board”, the members of which are referred to as “Directors”) have unanimously approved the continued retention of the Sub-Adviser as the Master Fund’s investment sub-adviser.  The Board, including all of the Directors who are not parties to the new sub-investment advisory agreement or “interested persons” of the Fund or the Master Fund (as defined in the 1940 Act) (“Independent Directors”), has approved a new investment sub-advisory agreement (the “New Agreement”) between the Sub-Adviser and the Manager, with substantively identical terms as in the Prior Agreement.  The New Agreement will become effective upon its approval by the Master Fund’s direct and indirect members (which includes the members of the Fund) and will remain in effect for a period of one year, unless terminated sooner.  The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Master Fund’s Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes members of the Fund and Rochdale Core Alternative Strategies Fund LLC), provided that, in either event, the continuance is also approved by a majority of the Master Fund’s Independent Directors.  In approving the New Agreement, the Board, among other things, considered (i) the Fund’s and the Master Fund’s historical experience with the Sub-Adviser, (ii) the Sub-Adviser’s employees remaining with the Sub-Adviser following the acquisition by PCG and (iii) that the same person who has historically managed the Master Fund’s day to day portfolio operations will continue to do so.

The approval of the New Agreement by a majority of the Master Fund’s outstanding voting securities (as defined in the 1940 Act) will also take into account other indirect members of the Master Fund (including investors in Rochdale Core Alternative Strategies Fund LLC).

i

To facilitate an uninterrupted investment program, the Board, including each of the Independent Directors, has also approved an interim sub-investment advisory agreement between the Sub-Adviser and the Manager (the “Interim Agreement”).  The Interim Agreement became effective as of March 26, 2010, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Master Fund’s Board and confirmation from the staff of the Securities and Exchange Commission (“SEC”) that it does not intend to object to such an extension).  The Interim Agreement is substantively identical to the Prior Agreement and the New Agreement.

The Manager will continue to serve as the Master Fund’s investment adviser.

Q:	WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A:
The 1940 Act requires members to approve investment advisory agreements, including sub-investment advisory agreements such as the one the Board is submitting for your consideration. The Board, including each of the Independent Directors, has unanimously approved and determined to submit the New Agreement to the Fund’s members for approval.  The New Agreement is substantively identical to the Prior Agreement.

Q:	HOW WILL THE NEW AGREEMENT WITH THE SUB-ADVISER AFFECT ME AS A MEMBER OF THE FUND?

A:
The Master Fund pays an investment management fee to the Manager at an annual rate of 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases.  From this amount, the Manager, and not the Fund nor the Master Fund, pays a fee to the Sub-Adviser in an amount equal to 60% of the amount earned by the Manager.  The New Agreement will not change the amount of the advisory fee paid by the Master Fund to the Manager or the sub-advisory fee paid by the Manager to the Sub-Adviser.  Moreover, the contractual fee waiver with the Manager, pursuant to which the Manager has agreed to waive and/or reimburse expenses to the extent necessary so that the Fund’s and the Fund’s proportionate share of the Master Fund’s combined annualized expenses do not exceed 2.25% during the period ending on March 31, 2011, will remain in place.  In addition, pursuant to the Investment Advisory Agreement among the Manager, the Fund and the Master Fund and the Prior Agreement, the Sub-Adviser receives an incentive-based fee equal to 10% of each member’s net profits in excess of (i) such member’s “loss carryforward amount” and (ii) a preferred return.  The New Agreement will not change the amount of any incentive-based fees ultimately paid to the Sub-Advisor.  There will be no change in the nature or level of services the Manager and the Sub-Adviser provide to the Master Fund as a result of the New Agreement.  As of April 30, 2010, the Fund’s net assets were $38.6 million and the Master Fund’s net assets were $57.5 million.

Q:	WHO IS PACIFIC CENTURY GROUP?

A:
PCG is an Asia-based private investment group established in 1993 and has interests in infrastructure, property and other investments mainly in the Asia Pacific region.  PCG has a strong track record of holding and developing assets over the long term, and has a network of well-established connections in Asia.   PCG previously owned Pacific Century Insurance Company Limited, a leading Hong Kong life insurance company, and PCI Investment Management Limited (“PCI Investment Management”).  With support from PCG, PCI Investment Management’s assets under management increased seven-fold over a seven year period, with a number of the company’s funds receiving awards from Standard & Poor’s and Lipper.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that members vote “FOR” the approval of the New Agreement.

Q:	WHAT HAPPENS IF MEMBERS DO NOT APPROVE THE NEW AGREEMENT?

A:
In the event the proposed New Agreement is not approved by the Master Fund’s members, the Board will promptly consider other alternatives available to the Fund and the Master Fund.  These alternatives might include seeking another investment sub-adviser for the Master Fund, requesting that the Manager manage the Master Fund’s portfolio itself, merging the Fund into another company, or potentially terminating the Fund and returning its assets to members.  It is possible that the New Agreement may be approved by the Master Fund’s members, even if the Fund’s members do not approve the New Agreement because the outstanding voting securities (as defined in the 1940 Act) of the Master Fund also indirectly includes members in Rochdale Core Alternative Strategies Fund LLC.

Q:	HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:	You may vote by using one of the following options:

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed postage paid envelope;

•	By facsimile: Mark, sign and date the enclosed proxy card and return it by facsimile to (212) 702-3535. Do not mail the paper proxy card;

•	By email: Mark, sign and date the enclosed proxy card and return it as a scanned email attachment to Rochdale@rochdale.com. Do not mail the paper proxy card; or

•	In person: You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Each member who has given a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Please call the Manager at (800) 245-9888 if you have any questions or need assistance in voting your interests.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

June    , 2010

To the Members of Rochdale Core Alternative Strategies Fund TEI LLC:

A special meeting (the “Meeting”) of members of Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”) will be held on Monday, July 12, 2010, at 10:00 a.m., New York time, at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York 10022, to consider and vote on the proposal as more fully described in the accompanying proxy statement.

The Meeting will be held for the following purposes:

1.	To approve a new sub-investment advisory agreement between the Manager and PineBridge Investments LLC.

The Board of Directors of the Fund recommends that you vote “FOR” this proposal.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each member is invited to attend the Meeting in person.  Members of record at the close of business on April 30, 2010, have the right to vote at the Meeting and at any adjournments or postponements thereof.

Even if you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed proxy card so that the Meeting may be held and a maximum number of interests may be voted.

The Fund will furnish, without charge, copies of the Fund’s most recent annual report and semi-annual report to members upon request.  Please call (800) 245-9888 to request copies of these reports. Copies can also be obtained by visiting the Manager’s website at www.rochdale.com.**

**
The internet address for the Manager and certain other documents relating to the Fund (e.g. the Fund’s Annual Report and Semi-Annual Report) are referenced several times in the proxy statement as textual references only. The information on the website and in such other documents is not incorporated by reference into this proxy statement.

Please call the Manager at (800) 245-9888 if you have any questions or need assistance in voting your interests.

By Order of the Board of Directors of Rochdale Core Alternative Strategies Fund TEI LLC
Garrett R. D’Alessandro President

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital.  By law, the Meeting must be adjourned without conducting any business if less than a majority of the interests eligible to vote are represented at the Meeting. In that event, the Fund would continue to solicit votes in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Meeting as scheduled, so please vote your proxy immediately.

v

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
c/o Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York  10022

PROXY STATEMENT

SPECIAL MEETING OF MEMBERS

To Be Held On Monday, July 12, 2010

This proxy statement (this “Proxy Statement”) and enclosed form of proxy card are being furnished to members in connection with the solicitation of proxies by the Board of Directors (together with the Board of Directors of the Master Fund (as defined below), the “Board of Directors” or the “Board,” the members of which are referred to as “Directors”) of Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”), a Delaware limited liability company and closed end investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A special meeting (the “Meeting”) of members will be held at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York  10022 on Monday, July 12, 2010, at 10:00 a.m., New York time.  This Proxy Statement and the accompanying form of proxy, are first being mailed to members on or about June      , 2010.

It is expected that the solicitation of proxies will be primarily by mail, facsimile and email.  The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by American International Group, Inc.  The Manager, the officers, and the Fund’s administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview.  Any member giving a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

The following summarizes the proposals to be voted on at the Meeting.

Proposals

1.	To approve a new sub-investment advisory agreement between the Manager and PineBridge Investments LLC.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

A proxy card is enclosed with respect to the interests you own in the Fund. If the proxy card is executed and returned properly, the interests represented by it will be voted at the Meeting in accordance with your instructions.  Members of record at the close of business on April 30, 2010 (the “Record Date”) have the right to vote at the Meeting.  Each member’s vote shall be based on such member’s percentage ownership in the Fund. Members are requested to complete the enclosed proxy card and return it in the enclosed postage paid return envelope, by facsimile, or as a scanned email attachment.  No postage is required if mailed in the United States.

If you need directions to attend the Meeting and wish to vote in person, please call Rochdale Investment Management LLC at (800) 245-9888.

If a quorum is not present at the Meeting, the chairman of the Meeting will adjourn the Meeting to permit further solicitation of proxies.

The Fund’s Board of Directors Unanimously Recommends a Vote “FOR” each Proposal Described in this Proxy Statement.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

Introduction

Rochdale Investment Management LLC (the “Manager”) entered into a sub-investment advisory agreement (the “Prior Agreement”) with AIG Global Investment Corp., a New Jersey corporation (“AIGGIC”), pursuant to which AIGGIC had investment discretion to manage the assets of Rochdale Core Alternative Strategies Master Fund LLC, a Delaware limited liability company (the “Master Fund”).  Rochdale Core Alternative Strategies Fund TEI LLC, a Delaware limited liability company (the “Fund”) invests substantially all of its assets in the Master Fund.  Effective as of December 31, 2009, AIGGIC was merged into PineBridge Investments LLC, a Delaware limited liability company (the “Sub-Adviser”).  As a result of the merger, the Sub-Adviser assumed the rights and obligations of AIGGIC under the Prior Agreement.

On March 26, 2010, American International Group, Inc. (“AIG”) sold a portion of its investment advisory and asset management business, which includes the Sub-Adviser, to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group (“PCG”), an Asia-based private investment group established by Mr. Li Tzar Kai, Richard (the “Transaction”).  The Transaction resulted in AIG indirectly transferring the Sub-Adviser to a subsidiary of Bridge Partners, through the direct conveyance of PineBridge Global Investments LLC, the immediate parent of the Sub-Adviser (“PGI”).  The business acquired by PCG has been re-branded PineBridge Investments.

The Transaction caused PineBridge Investments (and, indirectly, the Sub-Adviser) to undergo a change in control, and the Prior Agreement  to undergo an “assignment,” for purposes of the Investment Company Act of 1940 (the “1940 Act”).  This “assignment” resulted in the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act.

The Board has unanimously approved the continued retention of the Sub-Adviser as the Master Fund’s investment sub-adviser.  The Board, including all of the Directors who are not parties to the new sub-investment advisory agreement or “interested persons” of the Fund (as defined in the 1940 Act) (“Independent Directors”), has approved a new investment sub-advisory agreement (the “New Agreement”) between the Sub-Adviser and the Manager with substantively identical terms as in the Prior Agreement.  The New Agreement will become effective upon its approval by the Master Fund’s direct and indirect members (which includes the members of the Fund) and will remain in effect for a period of one year, unless terminated sooner.  The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Master Fund’s Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes members of the Fund and Rochdale Core Alternative Strategies Fund LLC), provided that, in either event, the continuance is also approved by a majority of the Master Fund’s Independent Directors.  In approving the New Agreement, the Board, among other things, considered (i) the Master Fund’s historical experience with the Sub-Adviser, (ii) the Sub-Adviser employees remaining with the Sub-Adviser following the acquisition by PCG and (iii) that the same person who has historically managed the Master Fund’s day to day portfolio operations will continue to do so.  The Manager will continue to serve as the Master Fund’s investment adviser.

To facilitate an uninterrupted investment program, the Board, including each of the Independent Directors, has also approved an interim investment sub-advisory agreement between the Sub-Adviser and the Manager (the “Interim Agreement”). The Interim Agreement became effective as of March 26, 2010, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission (“SEC”) that it does not intend to object to such an extension). The Interim Agreement is substantively identical to the Prior Agreement and the New Agreement, except for the term of the Interim Agreement.

1940 Act Requirements

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (or investment sub-adviser) to a registered investment company, such as the Fund and the Master Fund, except pursuant to a written contract that has been approved by members. However, Rule 15a-4 under the 1940 Act provides that if a previous investment advisory agreement has been terminated pursuant to its terms, then an investment company’s board may approve an interim investment advisory agreement allowing an investment adviser to manage the investment company’s portfolio until a majority of the investment company’s members approve a new investment advisory agreement.  Under Rule 15a-4, an interim investment advisory agreement may have a term of not more than 150 days (unless a longer period is approved by the SEC). Approval of the New Agreement by the Fund’s members is required to permit the Sub-Adviser to continue to provide investment advice to the Master Fund following the expiration of the 150 day period provided for under the Interim Agreement. Accordingly, the Fund’s members, as indirect members of the Master Fund, are being asked to vote on Proposal 1, the approval of the New Agreement.

If Proposal 1 is approved by the Fund’s members, the New Agreement will become effective upon member approval, provided that the New Agreement is approved by the overall direct and indirect holders of the Master Fund’s voting securities (including investors in Rochdale Core Alternative Strategies Fund LLC) and will remain in effect for a period of one year.  The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Master Fund’s Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes members of the Fund and Rochdale Core Alternative Strategies Fund LLC), provided that, in either event, the continuance is also approved by a majority of the Master Fund’s Independent Directors.

At a meeting held on November 10, 2009, the Board, including a majority of the Independent Directors, approved the New Agreement and directed that the New Agreement be submitted to the Fund’s members for approval at the Meeting. A copy of the form of New Agreement is set forth in Appendix A to this Proxy Statement.  In the event the proposed New Agreement is not approved by the Master Fund’s members, the Board will promptly consider other alternatives available to the Fund and the Master Fund.  These alternatives might include seeking another investment sub-adviser for the Master Fund, requesting that the Manager manage the Master Fund’s portfolio itself, merging the Fund into another company, or potentially terminating the Fund and returning its assets to members.  It is possible that the New Agreement may be approved by the Master Fund’s voting securities, even if the Fund’s members do not approve the New Agreement because the outstanding voting securities (as defined in the 1940 Act) of the Master Fund also indirectly includes members in Rochdale Core Alternative Strategies Fund LLC.

Board Considerations

At a meeting held on November 10, 2009, the Board, including each of the Independent Directors, approved the New Agreement.  In making its determination to approve the New Agreement, the Board, including each of the Independent Directors, considered all of the factors described below.

The Board considered the benefits of retaining the Sub-Adviser as the Master Fund’s investment sub-adviser.  The Board discussed the nature, extent and quality of services that the Sub-Adviser has provided to the Master Fund; the quality and experience of personnel in the Sub-Adviser’s organization, including the personnel now (or to be) affiliated with the Sub-Adviser through PCG, as well as the depth of such personnel at the Sub-Adviser; the experience and expertise of the Sub-Adviser as an investment adviser, as well as the experience and expertise of PCG; the capacity and future commitment of the Sub-Adviser to perform its duties; the sub-advisory fees to be paid to the Sub-Adviser by the Manager; the level of investment advisory fees to be paid by the Master Fund, and thus indirectly by the Fund, which indirectly includes the fee paid to the Sub-Adviser, as compared to similar funds; the Sub-Adviser’s performance history as sub-adviser to the Master Fund, and the capabilities, experience, structure and resources of PCG; the financial condition and profitability of the Sub-Adviser; and any indirect benefits to be derived by the Sub-Adviser and PCG from their relationship with the Master Fund.  In considering such factors, the Directors also considered their deliberations in the approval of the renewal of the Prior Agreement at the November 10, 2009, meeting.  The Board emphasized that they considered such deliberations to be relevant to approving the New Agreement since the same portfolio management personnel historically responsible for the Master Fund’s day to day portfolio operations will remain in their respective roles at the Sub-Adviser. In addition, the Board considered the following in determining to retain the Sub-Adviser as the Master Fund’s investment sub-adviser:

The Nature, Extent and Quality of Services Provided by the Sub-Adviser

The Board considered the level and depth of knowledge of the Sub-Adviser.  The Board took into account its familiarity with the Sub-Adviser and its management of the Master Fund’s portfolio, noting the Master Fund’s performance relative to applicable benchmarks.  The Board also took into account the in person meeting the Directors had with representatives of the Sub-Adviser, noting their satisfaction with PCG’s plans for the Sub-Adviser and PCG’s stated support for the Sub-Adviser’s vision of the company and its continued role as a global asset manager.  The Board also considered the Sub-Adviser’s record of compliance with its own compliance policies and procedures, the Sub-Adviser’s record of compliance with the Master Fund’s compliance policies and procedures, whether the Master Fund had operated within its investment objectives and the Manager’s oversight of the Sub-Adviser.

The Board then reviewed the principal personnel at the Sub-Adviser managing the Master Fund’s day to day portfolio operations. In connection with this review, the Board also considered the extent to which there would be no change in the personnel who would be responsible for the daily management of the Master Fund’s portfolio and that PCG planned to leave the Sub-Advisor’s current management team intact.

The Board also noted that the Sub-Adviser intended to implement a competitive compensation structure for its employees, including a profit sharing program, and three top employees of the Sub-Adviser’s management team had already signed new employment agreements and others were expected to sign new agreements after some amendments and improvements were incorporated into the agreements.  The Board received assurances from the Sub-Adviser that the nature, level and quality of the services provided by the Sub-Adviser to the Master Fund was not expected to be reduced as a result of PCG’s acquisition of the Sub-Adviser, and requested immediate notification of any proposed management changes.

The Board also considered the organizational structure of the Sub-Adviser.  A representative of the Sub-Adviser informed the Board that new innovative solutions have allowed the Sub-Advisor to retain its global position, that the Sub-Advisor has changed the culture from being part of a large conglomerate to a smaller boutique company and that the Sub-Advisor has taken measures to flatten the organizational structure to become more nimble with decision making.  The Board also noted that the Sub-Advisor’s global footprint would remain the same as its footprint prior to the Transaction.

Sub-Advisory Fees, Other Expenses, Investment Performance and the Profitability of the Sub-Adviser

The Board noted that the Manager, not the Master Fund, would pay the Sub-Adviser 60% of the Management Fee paid to the Manager (generally, 0.75% per annum of the value of the Master Fund’s month end net asset.  The Board also noted that the Sub-Adviser will receive an incentive-based fee equal to 10% of each member’s net profits in excess of (i) such member’s “loss carryforward amount” and (ii) a preferred return.  The Board recognized that this fee structure was identical to the fee structure under the Prior Agreement and the Interim Agreement.  The Board further noted that the sub-advisory fee under the New Agreement, as was the sub-advisory fee under the Prior Agreement, was a product of arm’s length negotiations between the Manager and the Sub-Adviser. The Board again emphasized that the same personnel at the Sub-Adviser who had historically managed the Master Fund’s day to day portfolio operations will continue to do so, and that the New Agreement was substantively identical to the Prior Agreement that the Board initially approved at a meeting on December 13, 2006.

In evaluating the performance of the Master Fund and the Sub-Adviser, the Board noted that it reviews, on a regular basis, the Master Fund’s performance results, portfolio composition and investment strategies.  In connection with its evaluation of the Sub-Adviser’s performance in managing the Master Fund’s portfolio, the Board considered the Master Fund’s performance results as compared to relevant benchmark indices.

The Board indicated its satisfaction with the Sub-Adviser’s performance, concluded that the Sub-Adviser had contributed positively to the performance of the Master Fund and determined that continuing to retain the Sub-Adviser would be in the Master Fund’s, the Fund’s and its member’s best interests. In coming to this conclusion, the Board recognized that the same persons will continue to be responsible for the day to day management of the Master Fund’s portfolio.

The Board then discussed the experience of the Sub-Adviser in general and considered the Sub-Adviser’s financial condition.  Upon reviewing this information, the Board concluded that the Sub-Adviser continued to have the financial wherewithal to perform the services required under the New Agreement and had sufficient resources in place to maintain its staff and grow its business.  The Board also noted that despite a decrease in the Sub-Adviser’s assets under management, and its drop in revenue from 2008 to 2009, the Sub-Adviser still had positive cash flow. The Board also recalled PCG’s stated support for the Sub-Adviser’s vision of the company and its continued role as a global asset manager and to the continued management of the Master Fund.  In considering the profitability of the Sub-Adviser, the Board again noted that the fee to be paid pursuant to the New Agreement was the product of arm’s length negotiations between the Manager and the Sub-Adviser.

Conclusion

In considering the approval of the New Agreement, the Board did not identify any single factor as controlling.  Based on the Director’s evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Directors, concluded that (i) the Sub-Adviser continues to possesses the capability and resources to perform the duties required under the New Agreement; (ii) based on their experience with the Sub-Adviser, the Sub-Adviser maintains an appropriate compliance program; (iii) the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Sub-Adviser; (iv) the Sub-Adviser continues to have the necessary resources and abilities to perform the services required of it; and (v) that approval of the New Agreement in accordance with its deliberations thereon was in the best interests of the Master Fund and the Fund and its members.

At a meeting held of March 10, 2010, the Board, including each of the Independent Directors, discussed and evaluated the performance of the Sub-Adviser and its services to the Master Fund since the meeting held on November 10, 2009.  At the March 10, 2010, meeting the Board noted that there had been limited employee turnover at the Sub-Adviser, primarily at the junior levels.  The Board noted that one senior risk manager had left the Sub-Adviser to pursue a doctorate degree.  The Board, including each of the Independent Directors, reaffirmed its determination to enter into the Interim Agreement and the continued retention of the Sub-Adviser.

The Manager

General Information. The Manager will continue to serve as the investment adviser to the Master Fund and manage the investment program of the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board.  The Manager is a registered investment adviser that provides investment supervisory services to individual clients and investment vehicles.  Through indirect beneficial ownership of the outstanding voting securities of the Manager, Carl Acebes and Garrett R. D’Alessandro are controlling persons of the Manager.  As of March 31, 2010, the Manager had approximately $2.9 billion of assets under management.  The Manager is located at 570 Lexington Avenue, New York, New York  10022, and its telephone number is (800) 245-9888.

Fee Information.  The Master Fund pays an investment management fee to the Manager at an annual rate of 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases.  From this amount, the Manager, not the Fund nor the Master Fund, pays a fee to the Sub-Adviser in an amount equal to 60% of the amount earned by the Manager.  The New Agreement will not change the amount of the advisory fee paid by the Master Fund to the Manager or the sub-advisory fee paid by the Manager to the Sub-Adviser.  Moreover, the contractual fee waiver with the Manager, pursuant to which the Manager has agreed to waive and/or reimburse expenses to the extent necessary so that the Fund’s and the Fund’s proportionate share of the Master Fund’s combined annualized expenses do not exceed 2.25%, (“Expense Limitation Agreement”) during the period ending on March 31, 2011, will remain in place.  As of April 30, 2010, the Fund’s net assets were $38.6 million and the Master Fund’s net assets were $57.5 million.  The Master Fund’s “net assets” consist of assets attributable to units of limited liability company interests, and the principal amount of Master Fund borrowings, if any.  As of May 31, 2010, the Master Fund had no borrowings outstanding.

For the fiscal year ended March 31, 2010, the Master Fund paid management fees of $670,714.38 to the Manager, which reflected a fee waiver amount of $38,578.02 and included the fees paid by the Manager to the Sub-Adviser of $402,428.63.

The Distributor and Administrator

RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, is the distributor of the units of interest of the Fund pursuant to a distribution agreement with the Fund.  U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as administrator to provide services to the Fund and the Master Fund.

Information Concerning PCG and the Sub-Adviser

The Sub-Adviser is a member company of PineBridge Investments.  PineBridge Investments provides investment advice and markets asset management products and services to its clients around the world. It operates as a multi-strategy investment manager in 32 countries with $83.1 billion in assets under management as of March 31, 2010.  PineBridge Investments is a leading asset manager with long-term track records across listed equity, fixed income and alternative investments strategies, and a rich heritage managing assets for one of the world’s largest insurance and financial services companies.  As of March 31, 2010, the Sub-Adviser had approximately $4.4 billion invested with advisors utilizing various hedge fund strategies. Over its approximately 20 year history of making and overseeing investments in hedge funds, the Sub-Adviser has developed an investment process that leverages its market knowledge and investment expertise.

PineBridge Investments is a group of companies owned by PCG.  PCG is an Asia-based private investment group established in 1993 and has interests in infrastructure, property and other investments mainly in the Asia Pacific region.  PCG has a strong track record of holding and developing assets over the long term, and has a network of well-established connections in Asia.  PCG previously owned Pacific Century Insurance Company Limited, a leading Hong Kong life insurance company, and PCI Investment Management Limited (“PCI Investment Management”).  With support from PCG, PCI Investment Management’s assets under management increased seven-fold over a seven year period, with a number of the company’s funds receiving awards from Standard & Poor’s and Lipper.

The Sub-Adviser currently has two directors, Win J. Neuger, CFA and Hans K. Danielsson.  Mr. Neuger is also the Chief Executive Officer of the Sub-Adviser.  In addition, Mr. Neuger serves as the Chief Executive Officer of PineBridge Investments and is a member of the PineBridge Investments Executive Committee.  Mr. Danielsson also serves as Senior Managing Director and Global Head of Equity and Fixed Income, PineBridge Investments and is a member of the PineBridge Investments Executive Committee.

The address of the Sub-Adviser and each of its directors is 277 Park Avenue, New York, NY 10172.  The Sub-Adviser is a wholly-owned subsidiary of PGI.  PGI is located at 70 Pine Street, New York, NY 10270.  Upon the closing of the Transaction, PGI became a wholly owned subsidiary of Bridge Investment Holdings Company Limited, located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands, which is a wholly-owned subsidiary of Bridge Partners.  The address of Bridge Partners is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  The general partner of Bridge Partners is Bridge Holdings Company Limited (“BHCL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  BHCL is wholly-owned by Pacific Century Investment Holdings (Cayman Islands) Limited (“PCIHL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”), located at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands.  PCIH No. 1 is wholly-owned by Chiltonlink Limited, located at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, which, in turn, is wholly-owned by Mr. Li Tzar Kai, Richard, whose address is 38/F Citibank Tower, Citibank Plaza, 3 Garden Road, Hong Kong.

Comparison of the Sub-Advisory Agreements

At the Meeting, members will be asked to vote on the approval of the New Agreement pursuant to which the Sub-Adviser will serve as the Master Fund’s investment sub-adviser. The principal terms of the New Agreement are summarized below and a copy of the New Agreement is attached to this Proxy Statement as Appendix A.  The description of the New Agreement that follows is qualified in its entirety by reference to Appendix A.

The Prior Agreement was initially approved on December 13, 2006, by the Board (including a majority of the Independent Directors) at a meeting held in person, and by the Fund’s sole initial member.

The terms and conditions of the New Agreement are substantively identical to those of the Prior Agreement, except for the time periods covered by each agreement.  The advisory fees and advisory fee waivers provided for in the Prior Agreement will remain the same and do not change in the New Agreement.

The Prior Agreement and the New Agreement (collectively, the “Sub-Advisory Agreements”) provide that, subject to the control of the Master Fund’s officers and the Master Fund’s Board, and the oversight and supervision of the Manager, the Sub-Adviser will, among other things, (1) manage the Master Fund’s assets and make investment decisions for the Master Fund pursuant to the Master Fund’s objectives, strategies, policies and restrictions and in compliance with applicable laws, rules, and regulations under the 1940 Act and the Advisers Act, (2)  vote all proxies pursuant to the terms set forth in the Fund’s Prospectus and (3) make reports to the Manager, as agreed to by the Manager and the Sub-Adviser or as required by law.

The Sub-Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the Sub-Advisory Agreements, and shall bear the costs of any salaries, expenses or fees of its affiliated persons (as defined in the 1940 Act).

The Sub-Advisory Agreements provide that the Sub-Adviser may place orders for the execution of transactions with or through such brokers, dealers or banks as the Sub-Adviser may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.

Pursuant to the Sub-Advisory Agreements, the Sub-Adviser shall discharge its investment responsibilities in compliance with (a) the objectives, policies and limitations for the Master Fund set forth in the current offering documents and (b) applicable laws, rules and regulations  under the 1940 Act and  the Advisers Act and applicable state laws.  Under the Sub-Advisory Agreements, the Sub-Adviser will not be liable for any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) as a result of any error of judgment or mistake of law by the Sub-Adviser regarding sub-advisory services it provides to the Manager with respect to the Master Fund, except those involving directly arising out of or based on (i) the Sub-Adviser’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by the Sub-Adviser.  In addition, under the Sub-Advisory Agreements, the Sub-Adviser indemnifies the Master Fund and the Manager and each of their respective affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) for any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) directly arising out of or based on (i) the Sub-Adviser’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by the Sub-Adviser.

Effective Date of New Agreement. If approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes the members of the Fund and Rochdale Core Alternative Strategies Fund LLC), the New Agreement will become effective upon member approval, and will remain in effect for a period of one-year, unless terminated sooner.  The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Master Fund’s Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund (which indirectly includes members of the Fund and Rochdale Core Alternative Strategies Fund LLC), provided that, in either event, the continuance is also approved by a majority of the Master Fund’s Independent Directors.

Termination. The Sub-Advisory Agreements provide that each may be terminated at any time, without the payment of any penalty, either by: (i) the Master Fund, by majority action of the Master Fund’s Board or by the vote of a majority of the Master Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ prior written notice to the Sub-Adviser and the Manager; (ii) by the Manager on 60 days’ prior written notice to the Sub-Adviser and the Master Fund; or (iii) the Sub-Adviser, on 60 days’ prior written notice to the Master Fund and the Manager. The Sub-Advisory Agreements provide that they will terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

Fees.  The Master Fund pays an investment management fee to the Manager at an annual rate of 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases.  From this amount, the Manager, and not the Fund nor the Master Fund, pays a fee to the Sub-Adviser in an amount equal to 60% of the amount earned by the Manager.  In addition, pursuant to the Investment Advisory Agreement among the Manager, the Fund and the Master Fund and the Prior Agreement, the Sub-Adviser receives an incentive-based fee equal to 10% of each member’s net profits in excess of (i) such member’s “loss carryforward amount” and (ii) a preferred return.  The New Agreement will not change the amount of the advisory fee paid by the Master Fund to the Manager, the sub-advisory fee paid by the Manager to the Sub-Adviser or the incentive-based fee received by the Sub-Adviser.  Moreover, the contractual fee waiver with the Manager, pursuant to which the Manager has agreed to waive and/or reimburse expenses to the extent necessary so that the Fund’s and the Master Fund’s combined annualized expenses do not exceed 2.25%, (“Expense Limitation Agreement”) during the period ending on March 31, 2011, will remain in place.  As of April 30, 2010, the Fund’s net assets were $38.6 million and the Master Fund’s net assets were $57.5 million.  The Master Fund’s “net assets” consist of assets attributable to units of limited liability company interests, and the principal amount of Master Fund borrowings, if any.  As of May 31, 2010, the Master Fund had no borrowings outstanding.

For the fiscal year ended March 31, 2010, the Master Fund paid management fees of $670,714.38 to the Manager, which reflected a fee waiver amount of $38,578.02 and included the fees paid by the Manager to the Sub-Adviser of $402,428.63.

There will be no change in the contractual advisory fees payable by the Master Fund or the Manager as a result of the approval of the New Agreement. There will be no change in the contractual advisory fee waivers applicable to the Master Fund or the Manager as a result of the approval of the New Agreement.

Interim Sub-Advisory Agreement

To facilitate an uninterrupted investment program, the Board, including each of the Independent Directors , has also approved the Interim Agreement.  The Interim Agreement became effective as of March 26, 2010 and will continue in effect for a period of 150 days from its effective date (subject to extension only upon approval by the Board and confirmation from the staff of the SEC that it does not intend to object to such an extension), and provides that it will terminate prior to the expiration of the 150 day period upon the effective date of the New Agreement.  Additionally, the Interim Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Master Fund, by action of the Board or by the vote of a majority of the Master Fund’s outstanding voting interests (as defined in the 1940 Act), on 60 days’ prior written notice to the Sub-Adviser; or (ii) the Sub-Adviser, on 60 days’ prior written notice to the Master Fund and the Manager.  The Interim Agreement will terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

In accordance with Rule 15a-4 under the 1940 Act, sub-advisory fees payable by the Manager to the Sub-Adviser under the Interim Agreement are being held in an interest bearing escrow account with the Master Fund’s custodian. If the Master Fund’s members approve the New Agreement prior to the expiration of the term of the Interim Agreement, the amount in the escrow account (including any interest) will be paid to the Sub-Adviser. If the Fund’s members do not approve the New Agreement prior to the expiration of the term of the Interim Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of (i) the Sub-Adviser’s costs in providing services under the Interim Agreement (including any interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (including any interest). If the Fund’s members do not approve the New Agreement prior to the expiration of the term of the Interim Agreement, any amount held in the escrow account not paid to the Sub-Adviser will be rebated to the Master Fund. This escrow account was established in March 2010 and all fees paid to the Sub-Adviser under the Interim Agreement since March 26, 2010, are being held in this escrow account.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE NEW AGREEMENT.

VOTING INFORMATION

Required Vote. To become effective, Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund. This voting requirement is referred to herein as a “majority of the outstanding voting securities.”  For more information, see “Voting Information—Quorum, Abstentions and Adjournments.”  In addition, the approval of the New Agreement will also require the approval of a “majority of the outstanding voting securities” of the Master Fund (as defined by the 1940 Act) which will take into account the vote of the members of the Fund together with other indirect members of the Master Fund (including investors in Rochdale Core Alternative Strategies Fund LLC).

Record Date. Only members of record at the close of business on April 30, 2010 will be entitled to vote at the Meeting.  On that date, the number of outstanding units of interest of the Fund was 8,232.79, with a net asset value of $38.6 million, and the outstanding units of interest of the Master Fund had an aggregate net asset value of $57.5 million.  All interests of the Fund will vote in one class and each member will be entitled to a number of votes equivalent to such member’s “Investment Percentage” as of the record date for such meeting.  “Investment Percentage” means a member’s percentage ownership in the Fund determined by dividing the balance of the member’s capital account as of the beginning of a fiscal period by the sum of the balances of the capital accounts of all members at such time.

You may send in your proxy by one of the following methods.

1.	Complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

2.
Call the toll free number listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

In accordance with Section 18-302 of the Delaware Limited Liability Company Act, members may authorize the persons named as proxies to vote their interests by telephone, telegram or other electronic means.

Quorum, Abstentions and Adjournments.  A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding units of interests entitled to vote. Votes withheld and abstentions will be counted as present for quorum purposes. “Broker non-votes” (i.e., held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as interests present for quorum purposes with respect to such matters. Votes withheld, abstentions and broker non-votes will have the same effect as a vote against the proposal.  In the absence of a quorum, a meeting of the members may be adjourned by action of a majority of the members present in person or by proxy without additional notice to the members.

Revocation of Proxy.  Any member giving a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as set forth in the chart below, as of April 30, 2010, none of the Directors or officers held a substantial interest of the Fund.*  The following chart sets forth the members owning beneficially 5% or more of the outstanding interests of the Fund on April 30, 2010.  Except as set forth below, to the Fund’s knowledge, as of that date, there were no other members owning of record or beneficially 5% or more of the outstanding interests of the Fund.  All interests indicated on the following chart are held directly by the beneficial owner thereof, unless otherwise noted.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Units of Limited Liability Company Interest	IRA fbo Jerry Roland Pershing LLC as Custodian Rollover Account (1)(2)	500 units	6%
Units of Limited Liability Company Interest	Lakeside Memorial Hospital Retirement Fund (3)	400 units	5%

[Missing Graphic Reference]
(1) With an address of with an address of 33 Julia Court, Washington Township, NJ 07676.
(2) Jerry Roland, an Independent Director of the Fund, has a beneficial interest in the interests held by IRA fbo Jerry Roland Pershing LLC as Custodian Rollover Account.
(3) With an address with an address of c/o Lakeside Memorial Hospital, Professional Office Building, Suite 101, 156 West Avenue, Brockport, NY 14420.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matter which will be brought before the Meeting. However, if other matters properly come before the Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Annual and Semi-Annual Reports

Members may receive a copy of the Fund’s Annual Report for the fiscal year ended March 31, 2009 and the Fund’s Semi-Annual Report for the six months ended September 30, 2009, which are posted on the Manager’s website (www.rochdale.com).  Members may request a copy without charge by contacting the Manager at (800) 245-9888, or writing to the Fund.

* As of January 31, 2010, Tom Volpe, an Independent Director of the Fund, held an interest in the Fund.

Member Proposals

Pursuant to the Fund’s Limited Liability Company Agreement, only the business brought before the Meeting pursuant to the Fund’s notice of meeting attached to this Proxy Statement shall be conducted at the Meeting.  The Fund is not required, and does not intend to conduct an annual meeting of its members.  A meeting to consider other business for the Fund may be called by the Members of the Fund holding a majority of the total number of votes eligible to be cast by all Members in accordance with the Fund’s Limited Liability Company Agreement.

At the same time as the submission of any member proposal for a meeting to consider other business that, if approved and implemented by the Fund, would cause the Fund to be in breach of any covenant of the Fund or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Fund or other material contract or agreement of the Fund, the proponent member or members must submit to the Secretary at the principal executive offices of the Fund (i) evidence satisfactory to the Board of the lender’s or contracting party’s willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board in its discretion, and evidence of the availability to the Fund of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the member nomination or other proposal that are at least as favorable to the Fund, as determined by the Board in its discretion.

Additionally, if (i) submission of any member proposal for a meeting to consider other business that could not be considered or, if approved, implemented by the Fund without making a filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a “Governmental Action”) or (ii) such member’s ownership of interests or any solicitation of proxies or votes or holding or exercising proxies by such member or any of such member’s associates, or any proposed nominee or any of such proposed nominee’s associates, would require Governmental Action, then, at the same time as the submission of any member proposal for a meeting to consider other business, the proponent member or members must submit to the Secretary at the principal executive offices of the Fund (x) evidence satisfactory to the Board that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the member’s diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the implementation of such proposal, which plan must be satisfactory to the Board in its discretion.

The foregoing description of the procedures for a Fund member to properly propose a meeting to consider other business for the Fund is only a summary and is not complete.  Copies of the Fund’s Limited Liability Company Agreement, including the provisions which concern the requirements for meetings of members, may be obtained by writing to the Fund’s Secretary at 570 Lexington Avenue, New York, New York  10022. Any member considering making a proposal should carefully review and comply with those provisions of the Fund’s Limited Liability Company Agreement.

Communication with the Board

Any member or other interested party who desires to communicate with the Independent Directors or any other Directors, individually or as a group, may do so by calling the Manager at (800) 245-9888, or by writing to the party for whom the communication is intended, in care of the Manager, 570 Lexington Avenue, New York, New York  10022.  The Manager will then deliver any communication to the appropriate party or parties.

Results of Voting

Members will be informed of the voting results of the Meeting in the Fund’s next semi-annual report, which will be sent to members on or before November 30, 2010.

Expenses

AIG will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

Householding

Only one Proxy Statement is being delivered to multiple members sharing an address unless the Fund has received contrary instructions from one or more of the members. The Fund will deliver promptly upon request a separate copy of the Proxy Statement to a member at a shared address to which a single copy of the documents was delivered. Members may notify the Fund that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Fund at: 570 Lexington Avenue, New York, New York  10022, or via telephone at (800) 245-9888.  Members sharing an address and receiving multiple copies of Proxy Statements may request to receive a single copy by contacting the Fund as set forth above.

APPENDIX A
FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT by and among Rochdale Investment Management LLC (the “Adviser”) and PineBridge Investments LLC, a limited liability company organized under the laws of Delaware (“PineBridge”), effective as of __________, 2010 (the “Effective Date”).

W I T N E S S E T H:

WHEREAS, the Adviser is the Investment Manager for Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company (the “Fund”);

WHEREAS, the Adviser and the Fund have entered into an Investment Management Agreement dated as of December 13, 2006, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and intends to qualify as a  partnership under the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, AIG Global Investment Corp., a New Jersey corporation (“AIGGIC”), merged with and into PineBridge effective as of December 31, 2009 (the “Merger”).

WHEREAS, on September 5, 2009, American International Group, Inc agreed to sell a portion of its investment advisory and asset management business, including PineBridge, to Bridge Partners, L.P., a Cayman Islands exempted limited partnership (the “Transaction”).

WHEREAS, PineBridge is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser retained PineBridge as a sub-adviser to provide investment management services with respect to the Fund subject to the terms and conditions set forth in the Sub-Investment Advisory Agreement dated January 17, 2007 (the “Original Agreement”)

WHEREAS, pursuant to the Merger, PineBridge assumed AIGGIC’s rights and obligations under the Original Agreement.

WHEREAS, due to the occurrence of the Transaction and pursuant to Rule 15a-4 of the 1940 Act, the Adviser and PineBridge entered into an Interim Advisory Agreement (the “Interim Agreement”) which terminated on the date of approval or disapproval by a vote of a majority of outstanding voting securities of the Fund as defined in the 1940 Act.

1

WHEREAS, pursuant to the requirements of the 1940, the members of the Fund have approved this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Appointment.  The Adviser hereby authorizes and appoints PineBridge as investment sub-adviser in furtherance of the Advisory Agreement with the Fund and, as the Adviser’s and the Fund’s agent and attorney-in-fact, to exercise the investment discretion described below with respect to the assets of the Fund, and to execute all documentation, on its behalf or on behalf of the Fund, necessary to facilitate investment in securities for the Fund, and PineBridge hereby accepts this appointment subject to the terms of this Agreement.  PineBridge shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Fund or the Adviser and in compliance with such policies as the Directors of the Fund or the Adviser may from time to time establish and communicate to PineBridge, and in compliance with (a) the objectives, policies and limitations for the Fund set forth in the Fund’s current offering documents, including without limitation, the confidential memorandum, prospectus and statement of additional information, as used by the Adviser and the Fund’s distributor in connection with the distribution efforts and as provided to PineBridge  (the “Prospectus”), and (b) applicable laws, rules and regulations  under the 1940 Act and  the Advisers Act and applicable state laws. To the extent that the Fund or the Adviser authorizes any party other than PineBridge to execute and deliver subscription agreements, redemption requests and/or related documents in connection with the Fund's investments in hedge funds or redemptions from hedge funds (as described in the Prospectus), PineBridge shall not be responsible for any liabilities, costs, damages or other expenses arising from such party’s failure to execute such documents in accordance with the instructions of PineBridge, the Fund or the Adviser or otherwise arising from such party’s negligence in executing and delivering such documents.

2.	Representations and Warranties.

2.1	The Adviser hereby represents and warrants to PineBridge as follows:

(a)
the Adviser has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Adviser, and constitutes a legal, valid and binding obligation enforceable against the Adviser in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by the Adviser in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to PineBridge.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on the Adviser, or any order, judgment or decree of any court or government authority binding on the Adviser or the charter or by-laws or any other governing document of the Adviser, or any material contract, indenture or other agreement, instrument or undertaking to which the Adviser is a party or by which the Adviser or any of its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)
the signatories to this Agreement are all officers, employees or agents of the Adviser authorized to take action with respect to the Adviser (“Authorized Persons”), the list of signatures attached hereto as Schedule 1 which is certified by the Adviser’s secretary, or other appropriate person, constitutes the valid signatures of Authorized Persons, and, promptly after any change therein, the Adviser will send PineBridge a revised list of Authorized Persons and evidence of the authority for such change.

2.2	PineBridge hereby represents and warrants to the Adviser and the Fund as follows:

(a)
PineBridge has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by PineBridge and constitutes a legal, valid and binding obligation enforceable against PineBridge in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by PineBridge in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to the Adviser.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on PineBridge, or any order, judgment or decree of any court or government authority binding on PineBridge or the charter or by-laws of PineBridge, or any material contract, indenture or other agreement, instrument or undertaking to which PineBridge is a party or by which it or its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)	PineBridge is registered as an investment adviser under the Advisers Act.

3.	Scope of Authorization.

3.1
PineBridge shall act as the investment sub adviser to the Adviser for purposes of the Advisers Act, and shall, continuously during the term of this Agreement, manage the assets of the Fund for the Adviser pursuant to the objectives, strategies, policies and restrictions set forth in the Prospectus.   In connection therewith, PineBridge shall have full power to supervise and direct the investment and reinvestment of such assets of the Fund and engage in such transactions with respect to the Fund as PineBridge may deem appropriate, in PineBridge's absolute discretion and without prior consultation with the Adviser or the Fund, subject only to this Agreement and the Prospectus.  The Adviser hereby acknowledges that the Adviser has no authority under this Agreement to direct PineBridge to engage in any specific trade or transaction.

3.2
The parties acknowledge that the Adviser shall handle proxy voting pursuant to the  “Proxy Voting Procedures” summarized in the Prospectus.  In the event that it is mutually agreed to in writing by the parties that PineBridge shall handle proxy voting pursuant to such Procedures, in which case PineBridge or its delegatee will handle such proxy voting, PineBridge shall have discretion to vote proxies associated with securities held in the Fund or to delegate such voting authority, subject to PineBridge’s guidance. The Adviser hereby agrees that PineBridge will not be responsible or liable for failure to exercise such discretion, and PineBridge shall not incur any liability as a result of PineBridge or such proxy voting service not receiving such proxies or related shareholder communications from the Adviser on a timely basis.  Affiliates (as defined herein) may institute lawsuits on their own behalf based upon securities that PineBridge has purchased for them, and PineBridge may provide them with assistance.  In the event that PineBridge has purchased the same security for the Fund alongside its investments on behalf of its Affiliates, PineBridge will generally seek to inform the Fund that it may also have a cause of action with respect to the security.  PineBridge will also as a general matter make available to the Fund such rights, if any, as PineBridge may have against any such issuer in its capacity as the Fund’s agent and will, where possible, give the Fund such assistance as it may reasonably require to exercise its rights in any such action it seeks to undertake.  PineBridge would not, however, generally search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in the Fund, nor would it institute a lawsuit on the Fund’s behalf in lawsuits arising from investments held in the Fund.  In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an Affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held in the Fund.  Related to these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing the Fund of potential legal actions and activities.

3.3
The Adviser shall notify PineBridge from time to time of any institutions that serve as a custodian for the Fund and, in such capacity, hold the Fund’s cash and assets. The Adviser understands and acknowledges that (i) PineBridge shall at no time have custody or physical control of the assets of the Fund, (ii) PineBridge shall not be liable for any act or omission of the Fund’s custodian(s), (iii) PineBridge shall give instructions to the custodian(s), in writing or orally, and (iv) the Adviser shall instruct the Fund’s custodian to provide PineBridge with such periodic reports concerning the status of the Fund as PineBridge may reasonably request from time to time.  The Adviser will not change the Fund’s custodian(s) without giving PineBridge reasonable prior notice of its intention to do so together with the name and other relevant information with respect to the new custodian(s).

3.4
PineBridge may retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing PineBridge or the Adviser with statistical and other factual information, advice regarding economic factors and trends, advice as to transactions in specific securities or such other information, or advice or assistance as PineBridge may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser.

4.
Reporting.  PineBridge shall send, or cause to be sent, reports with respect to the assets of the Fund in such form and at such intervals as shall be agreed to by the Adviser and PineBridge, or as shall be required by applicable law, rules or regulations or as PineBridge shall deem necessary.

5.
Management Fees.  PineBridge's fees for services rendered hereunder (the “Management Fee”) shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Schedule 2 or in any amended Schedule of Fees amended pursuant to Section 11 hereto. The Adviser acknowledges that the Adviser and the Fund will be separately responsible for all transaction expenses, including without limitation brokerage commissions, taxes, custodian fees and any other transaction-related fees, and the Adviser authorizes PineBridge to incur and pay such expenses (except for the Management Fee) out of the Fund’s assets, as deemed appropriate by PineBridge.

6.	Acknowledgments and Consents.

The Adviser hereby acknowledges and consents to the following:

(d)
The Adviser has received a copy of Part II of PineBridge’s Form ADV and confirms having read and understood the disclosures contained therein, including without limitation the sections setting forth the various procedures, understandings and conflicts of interest relating to the Fund and PineBridge’s relationship with its Affiliates, and the Adviser agrees that PineBridge’s services hereunder shall be subject to such procedures and understandings and conflicts of interest. If the Adviser did not receive PineBridge's ADV Part II more than 48 hours prior to the date of execution of this Agreement, the Adviser understands that it may terminate this Agreement without penalty within five business days after such date of execution, provided that such termination shall be at the risk of the Adviser.

(e)
The Adviser understands the investment strategies intended to be followed in respect of the management of the Fund’s assets and hereby consents thereto and understands that PineBridge makes no representation as to the success of any investment strategy or security that may be recommended or undertaken by PineBridge with respect to the management of the Fund’s assets.

(f)	PineBridge and its Affiliates may disclose the identity of the Fund or the Adviser as part of any representative list of clients.

(g)
(i) PineBridge acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the time or nature of action taken, with respect to the Fund; and (ii) Affiliates of PineBridge and officers, directors and employees of PineBridge and such Affiliates of PineBridge may engage in transactions, or cause or advise other customers to engage in transactions, which may differ from or be identical to transactions engaged in by PineBridge for the Fund or recommend any transaction which any of such Affiliates or any of the officers, directors or employees of PineBridge or such Affiliates may engage in for their own accounts or the account of any other customer, except as otherwise required by applicable law.  To the extent permitted by law, PineBridge shall be permitted to bunch or aggregate orders for the Fund with orders for other accounts.

(h)
PineBridge uses diligent efforts to allocate or rotate investment opportunities where there is a limited supply of a security.  The Adviser understands, however, that, in spite of such efforts, PineBridge cannot always assure equality among all accounts and clients.

(i)
By reason of PineBridge's investment advisory activities and other activities of its Affiliates, PineBridge may acquire confidential information or be restricted from initiating transactions in certain securities.  The Adviser acknowledges and agrees that PineBridge will not be free to divulge to the Adviser, or to act upon, any such confidential information with respect to PineBridge's performance of this Agreement and that, due to such a restriction, PineBridge may not initiate a transaction that PineBridge otherwise might have initiated.

(j)
The Adviser hereby authorizes PineBridge to invest all or any portion of the Fund in commingled vehicles otherwise consistent with the Prospectus and with applicable laws, rules and regulations under  the 1940 Act, whether advised by PineBridge or its Affiliates (“Managed Funds”) or by a third party manager.  It is understood that Fund assets invested in Managed Funds will be excluded from the Fund in determining the Management Fee payable to PineBridge hereunder to the extent that PineBridge and/or any of its Affiliates receive fees directly from the Managed Fund(s) for the advisory services provided thereto.  Where the Fund is invested into a Managed Fund in which the Fund’s portion of the Managed Fund assets either receives a rebate of advisory fees or pays no advisory fees, such assets shall be included in the Fund in determining the Management Fees payable to PineBridge hereunder.  The Adviser acknowledges that in both cases, PineBridge or its Affiliates may receive certain administrative fees as well.  The Adviser acknowledges that investment in any commingled vehicles advised by PineBridge or a third party manager will be subject to the standard fees and charges of such vehicles (other than the advisory fees referred to in sentence 2 of this paragraph (g)) in addition to the Management Fee, unless otherwise agreed between the parties.

(k)
In addition, PineBridge may from time to time temporarily invest cash balances in the Fund in any registered, open-end money market investment company for which PineBridge or any of its Affiliates serves as investment adviser.  In connection with investments in such money market Managed Funds, the Adviser understand that the Fund’s assets so invested will be included in determining the Management Fee payable to PineBridge under this Agreement.

(l)
Each party shall promptly notify the other of any facts or circumstances or any change therein that may, directly or indirectly, affect the status or management of the Fund by PineBridge, including, without limitation, any change in the status of any of the representations or warranties provided in Section 2 hereof.

(m)
The Adviser acknowledges that the guidelines, percentage limitations  and restrictions in the Prospectus apply at the time of purchase only (except as otherwise required by applicable law, rules and regulations under the 1940 Act), and failure to comply with any specific guideline, percentage limitation  or restriction contained therein because of events outside of PineBridge’s control (such as, but not limited to, market fluctuation, changes in the capital structure of any company included in the Fund’s portfolio, ratings agency or credit ratings changes or Fund share repurchases)  will not be deemed a breach of the Prospectus or this Agreement.

(n)
The Adviser acknowledges that PineBridge is not responsible or liable for the information contained in the Prospectus except for information specifically relating to the business of PineBridge and its Affiliates.

7.
Execution of Transactions.  PineBridge may place orders for the execution of transactions with or through such brokers, dealers or banks as PineBridge may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that PineBridge determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.  Subject to the foregoing, the Adviser acknowledges that such research services rendered may be useful in providing services to clients other than the Adviser or indirectly the Fund, and that not all such information will necessarily be used by PineBridge in connection with rendering sub-advisory services to the Adviser with respect to the Fund.

8.	Limits on PineBridge’s Responsibility.

8.1
PineBridge shall not be responsible for the solvency of or the performance of the obligations of any third party bank, clearing organization, broker, intermediary, nominee or agent appointed or employed by PineBridge in good faith for the performance of its duties, but PineBridge shall make available to the Adviser such rights (if any) as PineBridge may have against such person in its capacity as agent for the Adviser or the Fund in the event of the insolvency of any of the above or its failure properly to perform such obligations and shall give such assistance as the Adviser may reasonably require to exercise such rights.

8.2
PineBridge shall be fully protected in acting and relying upon any written advice, certificate, notice, instruction, request or other paper or document which PineBridge in good faith believes to be genuine and to have been signed or presented by an Authorized Person or other proper party or parties, and may assume that any person purporting to give such advice or other paper or document has been duly authorized to do so unless contrary instructions have been delivered to PineBridge by the Adviser.  Any notice or instruction required to be in writing under this Agreement may be provided via electronic mail at an address supplied by PineBridge.

8.3
PineBridge may seek the advice of outside legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

8.4
(a)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, PineBridge, any of its affiliates and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Adviser, or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Adviser Indemnitees”) as a result of any error of judgment or mistake of law by PineBridge regarding sub-advisory services it provides to the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of PineBridge for, and PineBridge shall indemnify and hold harmless the Adviser Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise, directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of PineBridge in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by PineBridge; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which the Adviser may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall PineBridge be deemed liable for any indirect or consequential damages.

(b)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, Adviser shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by PineBridge or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons (as described in Section 15 of the 1933 Act) (collectively, “PineBridge Indemnitees”) as a result of any error of judgment or mistake of law by Adviser regarding advisory services it provides with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Adviser for, and Adviser shall indemnify and hold harmless the PineBridge Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the PineBridge Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by the Adviser or the Fund; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which PineBridge may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall the Adviser be deemed liable for any indirect or consequential damages.

(c)
After receipt by the Adviser or PineBridge, their affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information of the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give such notice.  The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

8.5
The Adviser acknowledges that any benchmarks associated with the investment program being provided pursuant to this Agreement or that may be referred to in the Prospectus are for measurement purposes only, and any such specific investment objectives are targets only, and PineBridge shall not be liable to the Adviser, to the Fund, or to any third party for PineBridge’s failure to meet or outperform any such benchmark or investment objective.

9.	Term and Termination of Agreement.

(a)
This Agreement shall become effective as of the Effective Date and shall remain in effect for an initial term expiring two years after the Effective Date and shall continue in effect from year to year thereafter, provided that such annual continuance is approved at least annually by the vote of a “majority of the outstanding voting securities of the Fund” or by the Fund’s Board; and provided that in either event such continuance is also approved by a majority of the members of the Fund’s Board who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act), of any such person or of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)
This Agreement may be terminated, at any time, without payment of any penalty: (i) by the Fund upon sixty days’ prior written notice to PineBridge and the Adviser, either by majority vote of the Fund’s Board or by the vote of a majority of the outstanding voting securities of the Fund” (as defined by the 1940 Act and the rules thereunder); (ii) by the Adviser upon sixty days’ prior written notice to PineBridge and the Fund; and (iii) by PineBridge upon sixty days’ prior written notice to the Adviser and the Fund.  This Agreement shall terminate automatically in the event that (i) the Advisory Agreement is terminated, or (ii) there is an “assignment” (as defined by the 1940 Act and the rules thereunder), unless such automatic termination shall be prevented by an order or rule of the Securities and Exchange Commission (the “SEC”).  The “Termination Date” shall herein be understood to mean the date that PineBridge’s advisory authority over the Fund terminates, and shall not mean the date of notice of termination.  The termination of the authority granted by this Agreement shall not in any way affect any liability resulting from a transaction initiated prior to the Termination Date.  The Management Fee will be prorated to the Termination Date.

(b)
Termination will not in any event affect accrued rights or existing commitments, or contractual provisions intended to survive termination, and will be without penalty or other additional payment, save that the Adviser or the Fund (as appropriate) will pay any additional expenses necessarily incurred by PineBridge in connection with the termination of this Agreement, and any losses necessarily realized in concluding outstanding transactions.  Clauses 8, 9, 10 and 13 will survive any termination of this Agreement.

10.	Governing Law; Submission to Jurisdiction.

10.1
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or another jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however, that nothing contained in this Agreement shall be construed in any manner as inconsistent with Federal law, including without limitation, the Advisers Act or any rule, regulation or order of the SEC promulgated thereunder. If any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such declaration shall be fully severable, and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part of this Agreement, and such invalid, illegal or unenforceable provision shall not be deemed to affect any of the other provisions of this Agreement, which shall remain in full force and effect.

10.2
If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits to the exclusive jurisdiction of and venue in the federal courts of the United States of America, County of New York, State of New York, to the extent permitted by federal law, and otherwise, each of the parties hereby submits to the exclusive jurisdiction of and venue in the state courts of the State of New York located in the city and county of New York.

10.3
Waiver of Jury Trial Right.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.  Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

11.
Entire Agreement: Amendment.  This Agreement, including the schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any warranty, representation or arrangement previously given or made, other than those expressly set out herein.  This Agreement may not be amended except in writing signed by each of the parties hereto.

12.
No Waiver.  Neither the failure nor delay on the part of any party in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further waiver of any right or remedy. No waiver hereunder shall be effective unless it is authorized by the party asserted to have granted such waiver.

13.
Successors and Assigns.  Subject to Section 3.4 herein, no assignment (as that term is defined in the Advisers Act) of this Agreement may be made by any party to this Agreement without the prior consent of the other parties hereto. Subject to the foregoing, this Agreement shall inure to the benefit and be binding upon the parties hereto and each of their respective successors and permitted assigns.

14.
Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date indicated after its name to become effective as of the Effective Date.

ROCHDALE INVESTMENT MANAGEMENT LLC

Address for Notices:
_____________________________
By: ____________________	_____________________________
Name: ____________________	_____________________________
Title: ____________________	_____________________________
Date: ____________________	Tax ID Number: _______________

AGREED TO AND ACCEPTED:
PINEBRIDGE INVESTMENTS LLC

By: _______________________________	Date: ________________________

Name: _____________________________

Title: ______________________________

Address for Notice:	With a copy to:
PINEBRIDGE INVESTMENTS LLC	PINEBRIDGE INVESTMENTS LLC
277 Park Avenue	277 Park Avenue
42nd Floor	42nd Floor
New York, New York 10172	New York, New York 10172
Attn: Robert Discolo	Attn: Paul Citardi

SCHEDULE 1
TO
SUB-INVESTMENT ADVISORY AGREEMENT

Please attach a certificate of the Adviser’s secretary, or other appropriate person, setting forth the names and valid signatures of officers, employees or agents of the Adviser authorized to take action, individually, with respect to the Fund.  If action by more than one of the Authorized Persons listed herein is required, please indicate this, and explain in detail.

[Please complete and return]

Certificate

Pursuant to a resolution of the Board of Directors of _______ (the “Adviser”), passed on the .............. day of  _____, 20__, [Pine Bridge Investments]  (“PineBridge”) is hereby authorized to give effect to such instructions as may be given from time to time on behalf of the Adviser to PineBridge by any ................* of the following where such instructions arise out of or are connected with an agreement, dated the .............. day of  ________ 20__ (as the same may be amended from time to time).

* Insert one/two/three etc.

Name(s) of Person(s) authorized as above:	Specimen Signature(s):

SCHEDULE 2
TO
SUB-INVESTMENT ADVISORY AGREEMENT

 MANAGEMENT FEE AND INCENTIVE FEE

(a) Management Fee

The Adviser shall pay a management fee to PineBridge at a rate equal to 60% of the amount of the current fee earned by the Adviser pursuant to its Investment Management Agreement with the Fund. This management fee payable to PineBridge is referred to herein as the “Management Fee” and it will be calculated, accrued and payable on the same basis as the fee payable to the Adviser described in the following paragraph, except that the Management Fee: (a) shall be 60% of the Adviser’s fee, (b) shall be paid from the Adviser’s assets and (c) shall not be negatively affected by the Adviser’s  contractual agreement with each of the following funds  to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

The Fund will pay the Adviser an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be paid to the Adviser out of the Fund's assets.

(b) Incentive Fee

At the end of each Incentive Period, the Adviser will pay PineBridge an Incentive Fee equal to 10% of each Member’s Net Profits in excess of such Member’s Loss Carryforward Amount and the Preferred Return for such Incentive Period. The Incentive Fee is payable to PineBridge within 35 days of the end of the applicable Incentive Period.

“Capital Account” is the capital account of a Member, as maintained by each respective Feeder Fund.

A “Fiscal Period” for a Feeder Fund begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year of the applicable Feeder Fund, (ii) the last day of each taxable year of the applicable Feeder Fund, (iii) the day preceding the date as of which any contribution to the capital of the applicable  Feeder Fund is made, (iv) any day as of which the applicable Feeder Fund repurchases any interests of any Member, (v) any day as of which any amount is credited to or debited from the Capital Account of any Member of the applicable Feeder Fund other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of interests, or (vi) any other day as determined by each Feeder Fund’s Board of Directors.  The first Fiscal Period of a Feeder Fund shall commence on the first closing date of such Feeder Fund and end on the first to occur of one of the items listed in the previous sentence.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s Capital Account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of an interest (or portion thereof) on a repurchase date, the final Incentive Period for such interest (or portion thereof) shall end on such repurchase date; and provided further that in the event that a Feeder Fund is terminated, the final Incentive Period for all interests shall end on the date of such termination.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the Net Losses allocated to such Member’s Capital Account for such Incentive Period or is reduced (but not below zero) by the Net Profits allocated to such Member’s Capital Account for such Incentive Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s Capital Account.

“Net Assets” is the value of the total assets less all liabilities, including accrued fees and expenses, attributable to a Capital Account.

“Net Profits” or “Net Losses” is the amount by which the Net Assets attributable to a Member’s Capital Account as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets attributable to such Member’s Capital Account as of the commencement of the same Fiscal Period.

The “Preferred Return” is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.  To the extent that a capital contribution is made by a Member after the start of a calendar year or a repurchase of an interest (or a portion thereof) in either Feeder Fund occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

A “Member” is a person or entity admitted as a member to either Rochdale Core Alternative Strategies Fund TEI LLC or Rochdale Core Alternative Strategies Fund LLC (each, a Feeder Fund”).

The Incentive Fee payable to PineBridge by the Adviser shall not be affected by the Adviser’s contractual agreement with each of the following funds to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

Example of the Calculation of the Incentive Fee

A Member makes an initial purchase of an interest in a Feeder Fund for $1000 as of January 1, 2010 and makes no further capital contributions in 2010 or in 2011.  Assume that the Preferred Return is 5% for each of 2010 and 2011.  As of December 31, 2010, the total of Net Profits attributable to such Member’s Capital Account for 2010 is $40 and the value of the Member’s Capital Account as of December 31, 2010 is $1,040.  As result, no Incentive Fee would be payable to PineBridge as of December 31, 2010 because the Net Profits were less than the Preferred Return ($40 < 5% x $1000).

The Feeder Fund offers to repurchase interests of Members as of June 30, 2011.  The Member requests that one-half of his interest be repurchased in the repurchase offer and the request is accepted.  As of June 30, 2010, the total of Net Profits attributable to such Member’s Capital Account from January 1, 2011 through June 30, 2011 is $100 and the value of the Member’s Capital Account as of June 30, 2011 is $1,140 (prior to the deduction of any incentive fee and the repurchase).  The Incentive Fee with regards to the portion of the interest that is being repurchased would be equal to the following:

10% x [(Net Profits x 50%) – ((Preferred Return x Capital Account Balance as of January 1, 2011) x 50%)]

10% x [($100 x 50%) – ((5% x $1,040) x 50%)]

10% x [$50 – $26]
= $2.40

The incentive fee payable to PineBridge is $2.40 and the amount distributed to the Member is $567.60.  The value of the member capital account is $570.

As of December 31, 2011, the total of Net Profits attributable to such Member’s Capital Account from July 1, 2011 through December 31, 2011 is $50 and the value of the Member’s Capital Account as of December 31, 2011 is $620 (prior to the deduction of any incentive fee).  The Incentive Fee payable to PineBridge as of December 31, 2011 is equal to the following:

10% x [Net Profits – (Preferred Return x  January 1, 2011 Value of the Portion of the Capital Account not Repurchased)

10% x ($100 – (5% x $520))

10% x ($100 - $26)
= $7.40

The incentive fee payable to PineBridge is $7.40, and the value of the Member’s Capital Account is $612.60 as of December 31, 2011 after the deduction of the Incentive Fee.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

Form of Proxy Card

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

PROXY SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF MEMBERS ON MONDAY, JULY 12, 2010

The undersigned member hereby appoints Carl Acebes, Garrett R. D’Alessandro, Maxine C. Baretge, Jerry Roland and Thomas J. Volpe, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”) held of record by the undersigned at the close of business on April 30, 2010, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York  10022 on Monday, July 12, 2010, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated June ___, 2010.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.

1.	To approve the new sub- investment advisory agreement between PineBridge Investments LLC and Rochdale Investment Management LLC

Place an “X” in one box.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM.  IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the approval of the new sub-investment advisory agreement between PineBridge Investments LLC and Rochdale Investment Management LLC. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title.  If interests in the Fund are held jointly, each holder should sign.

__________________________________________
Name of Member (exactly as it appears on your account statement)

__________________________________________		__________________________________________
Authorized Signature Title:		Authorized Signature Title:

Date:	____________________________________

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.

2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:    for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

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ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on Monday, July 12, 2010, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

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